Exhibit 21

SUBSIDIARIES OF MANPOWER INC.
As of December 31, 2008

Corporation Name	Incorporated in State / Country of
Huntsville Service Contractors, Inc.	Alabama
Benefits S.A.	Argentina
Cotecsud S.A.S.E.	Argentina
Right Management SA	Argentina
Rural Power S.A.	Argentina
Salespower S.A.	Argentina
Compower Pty. Limited	Australia
Empower Research Pty. Ltd.	Australia
Intellectual Capital Pty. Ltd.	Australia
Manpower No. 10 Pty. Ltd.	Australia
Manpower No. 11 Pty. Ltd.	Australia
Manpower No. 12 Pty. Ltd.	Australia
Manpower No. 13 Pty. Ltd.	Australia
Manpower No. 14 Pty. Ltd.	Australia
Manpower No. 15 Pty. Ltd.	Australia
Manpower Services (Australia) Pty. Ltd.	Australia
ORMS Group APS Pty Limited	Australia
Polson Pty. Ltd.	Australia
Right from Home Pty. Ltd.	Australia
Right Management Consultants Holdings Pty. Ltd.	Australia
Right Management Consultants International Pty. Ltd.	Australia
Right Management Consultants (NSW) Pty. Ltd.	Australia
Right Management Consultants (OC) Pty Ltd.	Australia
Right Management Consultants Pty. Ltd.	Australia
Right Management Consultants (QLD) Pty. Ltd.	Australia
Workforce (Vic) Pty. Limited	Australia
Powerserve GmbH	Austria
Right Management Austria GmbH	Austria
Manpower GmbH	Austria
Manpower Holding GmbH	Austria
Manpower Professional Bahrain S.P.C	Bahrain
Representative office of Manpower CIS LLC in Belarus Republic	Belarus
Alternative International (Holdings) SA	Belgium
Elan IT Resource S.A.	Belgium
Manpower Business Solutions SA	Belgium
Right Management Belgium NV	Belgium
S.A. Manpower (Belgium) N.V.	Belgium
Manpower Brasil Ltda.	Brazil
Manpower Professional Ltda.	Brazil
Manpower Staffing Ltda.	Brazil
Right do Brasil Ltda.	Brazil
Manpower/V-TRAC International, Ltd.	British Virgin Islands
Clarendon Parker Holdings Ltd	British Virgin Islands
Bulgaria Team EOOD	Bulgaria
Manpower Bulgaria OOD	Bulgaria
Manpower, Inc. / South California	California
Coutts Consulting Canada Inc.	Canada
Jefferson Wells International (Canada), Inc.	Canada
Manpower Services Canada Limited	Canada
Murray Axmith & Associates Limited	Canada
Right Management Canada	Canada
Right Management China	China
Manpower Business Consulting (Shanghai) Co. Ltd.	China
Manpower Caden (China) Co., Ltd.	China
Manpower & Standard Human Resources (Shanghai) Co. Ltd.	China
Manpower de Columbia Ltda.	Colombia
Manpower Professional Ltd.	Colombia
Manpower Costa Rica, S.A.	Costa Rica
Manpower Croatia	Croatia
Elan IT Resource s.r.o	Czech Republic
Manpower, pol. s.r.o	Czech Republic
CareerHarmony, Inc.	Delaware
Ironwood Capital Corporation	Delaware
Jefferson Wells International, Inc.	Delaware
Manpower CIS Inc.	Delaware
Manpower Finances LLC	Delaware
Manpower Franchises, LLC	Delaware
Manpower Holdings, Inc.	Delaware
Manpower International, Inc.	Delaware
Right License Holdings, LLC	Delaware
USCaden Corporation	Delaware
Elan IT Resources A/S	Denmark
Manpower A/S (Denmark)	Denmark
Manpower Europe Holdings Aps	Denmark
Right Management Denmark A/S	Denmark
Right Management Nordic Holding A/S	Denmark
Manpower Republica Dominicana, S.A.	Dominican Republic
Manpower El Salvador, S.A. de C.V.	El Salvador
Manpower OÜ	Estonia
Elan IT Resource OY	Finland
Manpower Business Solutions Oy	Finland
Manpower Inclusive OY	Finland
MBS Technical Services OY	Finland
Right Management Finland OY AB	Finland
Elan Technical Services OY	Finland
Manpower OY	Finland
Alisia SARL	France
Elan I.T. Resource SARL	France
Jefferson Wells SAS	France
Manpower Business Services France	France
Manpower France Holding SAS	France
Manpower France SAS	France
Manpower Placement	France
Manpower Nouvelles Competences SAS	France
Manpower Services Aux Personnes	France
Right Management SAS	France
Pixid S.N.C	France
Spirit Search	France
Supplay SAS	France
Manpower Egalite des Chances	France
Adservice Gesellschaft fur Werbung und Verkaufsforderung mbH	Germany
AviationPower GmbH	Germany
Bankpower GmbH Personaldienstleistungen	Germany
Elan Computing (Deutschland) GmbH	Germany
Elan IT ReSource GmbH	Germany
Elan IT Services GmbH	Germany
Elan Telecommunications GmbH	Germany
GroundworX GmbH	Germany
Jefferson Wells GmbH	Germany
Manpower Beteiligungsgesellschaft mbH	Germany
Manpower Business Solutions GmbH	Germany
Manpower Deutschland GmbH	Germany
Manpower Equal Treatment GmbH	Germany
Manpower GmbH & Co. KG Personaldienstleistungen	Germany
Manpower Managed Structures GmbH	Germany
Manpower Professional Engineering GmbH	Germany
Manpower Professional Finance - Personaldienstleistungen GmbH	Germany
Manpower Specialties GmbH	Germany
Right Management GMBH	Germany
Vivento Interim Services GmbH	Germany
Manpower Team S.A.	Greece
Project Solutions S.A.	Greece
Manpower Guatemala S.A.	Guatemala
Manpower Honduras, S.A.	Honduras
Elan Computing (Asia) Limited	Hong Kong
Jefferson Wells HK Limited	Hong Kong
Manpower Services (Hong Kong) Limited	Hong Kong
Right Management Consultants Ltd (Hong Kong)	Hong Kong
Right Management Hong Kong Ltd.	Hong Kong
Standard Management Consulting Limited	Hong Kong
Manpower Munkaero Szervezesi KFT	Hungary
Manpower Business Solutions KFT	Hungary
Complete Business Services of Illinois, Inc.	Illinois
Right Management Consultants of Illinois	Illinois
Transpersonnel, Inc.	Illinois
Manpower Services India Pvt. Ltd.	India
SKA HR Solutions Pvt. Ltd.	India
Right Management India Private Limited	India
Elan Recruitment Limited	Ireland
Manpower (Ireland) Group Limited	Ireland
Manpower (Ireland) Limited	Ireland
PHI Transition Limited	Ireland
Right Transition Ltd.	Ireland
Adam Ltd.	Israel
Adi Ltd.	Israel
Career Harmony, Ltd	Israel
Career Ltd.	Israel
Career – Management of Housing for Elderly Ltd.	Israel
Manpower Israel Holdings (1999) Limited	Israel
Manpower Israel Ltd.	Israel
Manpower Miluot Ltd.	Israel
M.I.T. (Manpower Information Technology) Ltd.	Israel
M.P.H. Holdings Ltd.	Israel
Nativ 2 Ltd.	Israel
Storetail	Israel
Telepower Ltd.	Israel
Unison Engineering Projects Ltd.	Israel
M.F.S Solutions for Financial Organizations Ltd.	Israel
MBS (Manpower Business Solutions) Ltd.	Israel
Quality Translation Partnership	Israel
Elan IT Resource (formerly Brookstreet Spa)	Italy
Elan Solutions SRL	Italy
Jefferson Wells Srl	Italy
Manpower Business Solutions SRL	Italy
Manpower Formazione Spa	Italy
Manpower Italia S.r.l.	Italy
Manpower S.P.A.	Italy
Payroll Service S.P.A.	Italy
Right Management Consultants (Italy) SRL	Italy
Adgrams, Inc.	Japan
JobSearchpower Co. Ltd.	Japan
JobSupportpower Co. Ltd.	Japan
Manpower Japan Co. Limited	Japan
Mates Holdings Co. Ltd.	Japan
Mitsui Life Insurance	Japan
Mobile Com. Tokyo	Japan
Right Management Japan Inc.	Japan
Jordanian American Manpower Company, W.L.L.	Jordan
Topeka Services, Inc.	Kansas
Wichita Services, Inc.	Kansas
Representative office of Manpower CIS LLC in Kazakhstan	Kazakhstan
Manpower Korea, Inc.	Korea
Manpower Services, Inc.	Korea
Right Management Korea Co. Ltd.	Korea
Clarendon Parker Kuwait WLL	Kuwait
Representative office of UAB “Manpower Lit” in Latvia	Latvia
Manpower Lit UAB	Lithuania
Manpower SARL (Luxembourg)	Luxembourg
Right Management Luxembourg SA	Luxembourg
Elan IT Resource SARL	Luxembourg
Manpower Services (Macau) Limited	Macau
Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia
Manpower Business Solutions (M) Sdn Bhd	Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia
Right Management Consultants International Pty. Ltd.	Malaysia
Right Management Malaysia Sdn Bhd	Malaysia
Techpower Consulting Sdn Bhd	Malaysia
Manpower Antilles	Martinique
Agropower, S.A. de C.V.	Mexico
Factoria Y Manufactura S.A. de C.V.	Mexico
Intelecto Tecnologico, S.A. De C.V.	Mexico
Manpower Corporativo, S.A. de C.V.	Mexico
Manpower Industrial, S.A. de C.V.	Mexico
Manpower Mensajeria, S.A. de C.V.	Mexico
Manpower Professional, S.A. de C.V.	Mexico
Manpower S.A. de C.V.	Mexico
Nurse Co. de Mexico, S.A. de C.V.	Mexico
Payment Services S.A. de C.V.	Mexico
Right Management Mexico, S.A. de C.V.	Mexico
Tecnologia Y Manufactura, S.A. de C.V.	Mexico
Manpower Monaco SAM	Monaco
Societe Marocaine De Travail Temporaire	Morocco
Manpower Business Services Maroc	Morocco
Elan Computing (Netherlands) B.V.	Netherlands
Jefferson Wells, B.V.	Netherlands
Manpower B.V.	Netherlands
Manpower Direkt B.V.	Netherlands
Manpower Management B.V.	Netherlands
Manpower Nederland B.V.	Netherlands
Vitae Beheer B.V	Netherlands
Vitae Groep B.V	Netherlands
Vitae Human Development Beheer B.V	Netherlands
Vitae Nederland B.V	Netherlands
Vitae International B.V	Netherlands
Vitae Human Development B.V	Netherlands
Flexservice Solutions B.V	Netherlands
Manpower Services B.V.	Netherlands
Manpower Solutions B.V.	Netherlands
Manpower Special Staffing B.V.	Netherlands
Performance Improvement Network BV	Netherlands
Right Management Nederland B.V.	Netherlands
Ultraflex B.V.	Netherlands
Ultrasearch B.V.	Netherlands
Manpower Nouvelle Caledonie	New Caledonia
Manpower Incorporated of New York	New York
Manpower Services (New Zealand) Ltd.	New Zealand
Right Management Consultants Ltd. (New Zealand)	New Zealand
Manpower Nicaruagua S.A.	Nicaragua
Alubar A/S	Norway
Elan IT Resource A/S	Norway
Elan Staffing Services AS	Norway
Framnaes Installajon A/S	Norway
Manpower A/S	Norway
Manpower Business Solutions –Retail AS	Norway
Manpower Norway Holdings AS	Norway
Manpower Professional Engineering AS	Norway
Manpower Professional Executive AS	Norway
Manpower Staffing Services AS	Norway
Quality People A/S	Norway
Right Management Norway A/S	Norway
Manpower Business Solutions A/S	Norway
Tri County Business Services, Inc.	Ohio
Manpower Panama, S.A.	Panama
Temporales Panama, S.A.	Panama
Manpower Paraguay S.R.L.	Paraguay
Manpower Peru S.A.	Peru
Manpower Professional Services S.A.	Peru
Right Management Inc.	Pennsylvania
Manpower Outsourcing Services Inc.	Philippines
Prime Manpower Resources Development, Inc.	Philippines
Clarendon Parker Qatar LLC	Qatar
Manpower, Qatar LLC	Qatar
Manpower CIS Ltd.	Russia
Elan IT Resource Sp. ZO.O	Poland
Manpower Polska SP. ZO.O	Poland
Manpower Portuguesa- Servicios de Recursos Humanos, SA	Portugal
Manpower Portuguesa 2- Servicios, LDA	Portugal
Manpower Ocean Indien	Reunion
FMI Resources	Reunion
Manpower Romania SRL	Romania
Clarendon Parker Arabia	Saudi Arabia
Manpower LLC Belgrade	Serbia
Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore
Right Management Consultants International Pty. Ltd.	Singapore
Right Management Singapore Pte. Ltd.	Singapore
The Empower Group (Asia) Ltd.	Singapore
Manpower Slovakia SRO	Slovakia
Manpower d.o.o.	Slovenia
Jefferson Wells SA (Proprietary) Limited	South Africa
Manpower Intoto (Pty) Ltd.	South Africa
Manpower S.A. (Pty) Ltd.	South Africa
Vuya Manpower (Pty) Ltd.	South Africa
By Manpower S.L.	Spain
Elan IT Resource Computing S.L.	Spain
Manpower Business Solutions, S.L.U.	Spain
Manpower Team E.T.T., S.A.U.	Spain
Right Management Spain, S.L.U.	Spain
Manpower Student AB	Sweden
Manpower Business Solutions Service Center AB	Sweden
Elan IT Resources AB	Sweden
Manpower AB	Sweden
Manpower Business Solutions Production AB	Sweden
Manpower Business Solutions Technical Services AB	Sweden
Manpower Contage AB	Sweden
Manpower EL & Tele AB	Sweden
Manpower HalsoPartner AB	Sweden
Manpower Sverige AB	Sweden
Nordea Bemanning AB	Sweden
Ostgotahalsan AB	Sweden
Right Management Sweden AB	Sweden
Right Sinova AB	Sweden
Right Sinova Sweden AB	Sweden
Sveriges Akademikerformedling AB	Sweden
Allegra Finanz AG	Switzerland
Elan Computing (Schweiz) AG, Zurich	Switzerland
Elan Telecommunications GmbH	Switzerland
Manpower AG	Switzerland
Manpower Holding AG	Switzerland
Manpower HR Management S.A.	Switzerland
MRC Consulting AG	Switzerland
M.S.A.	Switzerland
Right Management Switzerland AG	Switzerland
Worklink AG	Switzerland
Manpower Services (Taiwan) Co., Ltd.	Taiwan
Right Management Taiwan Co., Ltd.	Taiwan
HR Staffing LLC	Texas
Manpower Recruitment Solutions Co., Ltd.	Thailand
Skillpower Services (Thailand) Co. Ltd.	Thailand
Manpower Professional and Executive Recruitment Co., Ltd.	Thailand
Manpower Tunisie	Tunisia
Manpower Tunisie International, SARL	Tunisia
Manpower Insan Kaynaklari Limited Sirketi	Turkey
Manpower Secme ve Yerlestirme Hizmetleri Limited Sirketi	Turkey
Manpower, Middle East LLC	UAE
Clarendon Parker Middle East FZ LLC	UAE
Dubai Airport Free Zone	UAE
Representative office of Manpower CIS LLC in Ukraine	Ukraine
Bafin Holdings	United Kingdom
Bafin Services Limited	United Kingdom
Bafin (UK) Limited	United Kingdom
Brook Street Bureau PLC	United Kingdom
Brook Street (UK) Limited	United Kingdom
BS Project Services Limited	United Kingdom
Challoners Limited	United Kingdom
DP Support Services Limited	United Kingdom
Elan Computing Limited	United Kingdom
Elan Group Limited	United Kingdom
Elan Resource Support Services Limited	United Kingdom
Elan Telecommunications Group Ltd.	United Kingdom
Elan Telecommunications Ltd.	United Kingdom
Ferribush Limited	United Kingdom
Girlpower Limited	United Kingdom
Jefferson Wells, Ltd	United Kingdom
Manpower Contract Services Limited	United Kingdom
Manpower Holdings Limited	United Kingdom
Manpower IT Services Limited	United Kingdom
Manpower Nominees Limited	United Kingdom
Manpower Public Limited Company	United Kingdom
Manpower Services Ltd.	United Kingdom
Manpower UK Limited	United Kingdom
Nicholas Andrews Limited	United Kingdom
Overdrive Limited	United Kingdom
Psyconsult International Limited	United Kingdom
Right Corecare Limited	United Kingdom
Right Management Consultants Limited	United Kingdom
Right Management Limited	United Kingdom
Salespower Limited	United Kingdom
Temp Finance & Accounting Service Limited	United Kingdom
The Empower Group Ltd.	United Kingdom
Working Links Ltd.	United Kingdom
Aris Sociedad Anonima	Uruguay
Manpower de Venezuela C.A.	Venezuela
Manpower Empresa de Trabajo Temporal, C.A.	Venezuela
Servicios Alleray, C.A.	Venezuela
Manpower Vietnam Company Ltd.	Vietnam
Right Associates Government Services, Inc.	Virginia
Manpower Inc.	Wisconsin
Manpower Nominees Inc.	Wisconsin
Manpower of Indiana Limited Partnership	Wisconsin
Manpower of Texas Limited Partnership	Wisconsin
Manpower Professional Services, Inc.	Wisconsin
Manpower Texas Holdings LLC	Wisconsin
Resource Consulting Group, Inc.	Wisconsin
Signature Graphics of Milwaukee, Inc.	Wisconsin